UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2009

OLD REPUBLIC INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation	001-10607 Commission File Number	36-2678171 I.R.S. Employer Identification Number
307 North Michigan Avenue, Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 346-8100
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 22, 2009, Old Republic International Corporation announced the results of its operations and its financial condition for the quarter ended March 31, 2009. The full text of the earnings release is included as Exhibit 99.1 hereto.
Item 8.01. Other Events.
On August 15, 1992, the Company entered into an Indenture (the “Indenture”) by and between the Company and Wilmington Trust Company, as trustee relating to the issuance of Debt Securities in Series. The Indenture was previously filed via paper submission as Exhibit 4(G) to the Annual Report on Form 10-K for the year ended December 31, 1992. In order to make the Indenture accessible via EDGAR, it is being re-filed as Exhibit 4.1 hereto.
The Company is filing a Form T-1 to designate Wilmington Trust Company, to act as an eligible trustee under the Indenture, which has been qualified pursuant to Section 305 of the Trust Indenture Act of 1939, as amended. The Form T-1 is included as Exhibit 25.1 hereto.
On April 22, 2009, the Company issued a press release announcing its offering of convertible senior notes. The full text of the press release is included as Exhibit 99.2 hereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
4.1	Indenture by and between the Company and Wilmington Trust Company dated August 15, 1992.

25.1	Statement of Eligibility on Form T-1 of Wilmington Trust Company to act as trustee under the Indenture.

99.1	Earnings Release dated April 22, 2009.

99.2	Press Release dated April 22, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Date: April 22, 2009
	By:	/s/ Karl W. Mueller
Karl W. Mueller
Senior Vice President, Chief Financial Officer, and Chief Accounting Officer